UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 20, 2023

Date of Report (date of earliest event reported)

Fulton Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39680	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Square, P.O. Box 4887 Lancaster, Pennsylvania	17604
(Address of Principal Executive Offices)	(Zip Code)

(717) 291-2411

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions see General Instruction A.2 below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50	FULT	The Nasdaq Stock Market, LLC
Depositary Shares, Each Representing 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	FULTP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fulton Financial Corporation (“Fulton”) announced on December 20, 2023 that Angela Snyder, age 59, has been named President of Fulton and Fulton Bank, N.A. (“Fulton Bank”) effective January 1, 2024 (the “Effective Date”).

Ms. Snyder has been Senior Executive Vice President and Chief Banking Officer of Fulton and Fulton Bank since 2022. She was Head of Consumer Banking from 2018 to 2022. Ms. Snyder joined Fulton in 2002 as President of Woodstown National Bank. Ms. Snyder served as Chairwoman, President, and Chief Executive Officer of Fulton Bank of New Jersey (“Fulton NJ”) until 2019, when Fulton consolidated Fulton NJ into Fulton Bank. She has more than 30 years of experience in the financial services industry.

The press release, dated December 20, 2023, announcing Ms. Snyder’s promotion, attached to this Current Report on Form 8-K as Exhibit 99.1, is hereby incorporated herein by reference.

Fulton previously entered into an Executive Employment Agreement with Ms. Snyder, effective January 1, 2018 (the “Executive Employment Agreement”) and a Key Employee Change in Control Agreement dated January 1, 2018 (“Key Employee Change in Control Agreement”). On the Effective Date, Ms. Snyder’s annual base salary will be increased to $550,000.00. Ms. Snyder will continue to be eligible to participate in Fulton’s annual cash and equity-based long-term incentive plans.

Brief descriptions of the Executive Employment Agreement and the Key Employee Change in Control Agreement are set forth under Item 5.02 in a Current Report on Form 8-K filed January 4, 2018. The descriptions of the Executive Employment Agreement and Key Employee Change in Control Agreement set forth therein are qualified in their entirety by reference to the form of Executive Employment Agreement (incorporated by reference to Exhibit 10.1 of the Fulton Current Report on Form 8-K filed January 4, 2018) and form of Key Employee Change in Control Agreement (incorporated by reference to Exhibit 10.2 of the Fulton Current Report on Form 8-K filed January 4, 2018).

With respect to the disclosure required pursuant to Item 401(d) of Regulation S-K, there are no family relationships between Ms. Snyder and any director or executive officer of Fulton. With respect to the disclosure required pursuant to Item 404(a) of Regulation S-K, there are no transactions between Ms. Snyder and Fulton that are required to be disclosed.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 20, 2023

104	Cover page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2023

/s/ Natasha R. Luddington
Natasha R. Luddington
Senior Executive Vice President,
Chief Legal Officer and Corporate Secretary